SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  March 16, 1998

                       INNOVATIVE VALVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-23231              76-0530346
 (State or other jurisdiction                             (I.R.S. Employer
      of incorporation)       (Commission File Number)   Identification No.)

                          2 NORTHPOINT DRIVE, SUITE 300
                              HOUSTON, TEXAS 77060
              (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (281) 925-0300

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On March 16, 1998 (the "Closing Date"), Innovative Valve Technologies, Inc., a Delaware corporation (the "Company"), acquired (the "Acquisition") IPS Holding, Ltd., a Delaware corporation ("IPS Holding"), and its direct and indirect subsidiaries, International Piping Services Company, IPSCO (U.K.) Limited, Mid-America Energies, Corp. and IPSCO-Florida, Inc. (the "IPSCO Subsidiaries" and, collectively with IPS Holding, "IPSCO") through (i) a merger of IPS Holding with a wholly-owned subsidiary of the Company ("Acquisition Sub"), and (ii) several stock purchase transactions with the minority stockholders of the IPSCO Subsidiaries. The Company completed the Acquisition pursuant to a Merger Agreement, dated as of March 16, 1998, among the Company, Acquisition Sub, the stockholders of IPS Holding and IPSCO, and several separate Stock Acquisition Agreements among the Company and the minority stockholders of the IPSCO Subsidiaries, who collectively owned all of the equity ownership interests of the IPSCO Subsidiaries not owned by IPS Holding. As consideration for the Acquisition, the Company (i) paid an aggregate cash acquisition price of $7,776,632, and (ii) issued 807,828 shares of Company common stock. In addition, IPSCO had outstanding indebtedness of $4,078,233 which became indebtedness of Acquisition Sub. The Company funded the payment of the cash acquisition price through borrowings under its credit facility with Chase Bank of Texas, National Association, as agent, and the other lenders party thereto. The parties determined the consideration for the Acquisition through arm's-length negotiations.

            IPSCO, with its headquarters in Downers Grove, Illinois and through its domestic operating locations in Florida, Illinois, New Jersey, North Carolina and Texas and its international operations in England, Germany and the United Arab Emirates, provides on-line piping and valve services which include hot tapping, line stopping and leak sealing. In addition, IPSCO manufactures certain small diameter hot tapping and line stopping machinery for sale to industrial customers and service companies engaged in the provision of hot tapping and line stopping services. The customer base for IPSCO's on-line services includes the chemical, petrochemical and municipal water industries. The Company intends to use the acquired operations in the manner previously used by IPSCO.

            A copy of the Company's March 19, 1998 press release that relates to the Acquisition is included as Exhibit 99.1 to this Report and incorporated herein by reference thereto.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            The historical financial statements of IPSCO set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-49283) are incorporated herein by reference thereto. A copy of such financial statements is included as Exhibit 99.2 to this Report.

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      (b)   PRO FORMA FINANCIAL INFORMATION.

            The Unaudited Pro Forma Combined Financial Statements set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-49283) are incorporated herein by reference thereto. A copy of such Unaudited Pro Forma Combined financial statements is included as Exhibit 99.3 to this Report. In addition, the Consolidated Balance Sheet of the Company and its subsidiaries as of March 31, 1998, reflecting, among other things, the Company's acquisition of IPSCO, is incorporated herein by reference to Item 1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. A copy of such Consolidated Balance Sheet, along with the other interim financial statements of the Company and its subsidiaries included in Item 1 of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, is included as Exhibit
99.4 to this Report.

      (c)   EXHIBITS

      2* Merger Agreement, dated as of March 16, 1998, by and among Innovative Valve Technologies, Inc., IPSCO Acquisition, Inc., IPS Holding, Ltd. ("IPS"), the Subsidiaries of IPS named therein and the Stockholders of IPS named therein. Pursuant to Item 601(b)(2) of Regulation S-K, the Company has omitted certain Schedules and Exhibits to the Merger Agreement (all of which are listed therein) from this Exhibit 2. It hereby agrees to furnish supplementally a copy of any such omitted item to the Securities and Exchange Commission on its request.

      23.1  Consent of Arthur Andersen LLP

      99.1* Press release issued March 19, 1998.

      99.2  IPS Financial Statements.

      99.3  Innovative Valve Technologies, Inc. Pro Forma Financial Information.

      99.4 Item 1 (Financial Statements) of Innovative Valve Technologies, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.
      ---------------
      * Previously filed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INNOVATIVE VALVE TECHNOLOGIES, INC.

                                          /s/ CHARLES F. SCHUGART
                                          By: Charles F. Schugart
                                          Chief Financial Officer and Senior
                                          Vice President - Corporate Development

Date:  May 29, 1998